Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Contingencies [Abstract]
Contingencies

Note 11    Contingencies

(a) Litigation and Claims

We are subject to litigation in the ordinary course of business. Management does not believe that the resolution of any pending proceedings would have a material adverse effect on our financial position or results of operations.

(b) LCO Protection

Most of the customer service commitments entered into prior to our privatization in 2001 were transferred to us pursuant to novation agreements. Certain of these agreements contain provisions, including provisions for lifeline connectivity obligation ("LCO") protection, which constrain our ability to price services in some circumstances. Our LCO contracts require us to provide customers with the right to renew their service commitments covered by LCO contracts at prices no higher than the prices charged for those services on the privatization date. Under some circumstances, we may also be required by an LCO contract to reduce the price for a service commitment covered by the contract. LCO protection may continue until July 18, 2013. As of September 30, 2011, we had approximately $102.4 million of contracted backlog covered by LCO contracts and to date we have not been required to reduce prices for our LCO-protected service commitments. There can be no assurance that we will not be required to reduce prices in the future under our LCO commitments.

(c) WildBlue Litigation

In late 2010, Intelsat USA Sales Corp. ("USA Sales"), our wholly-owned indirect subsidiary, and certain of our directors and officers, among other third parties, were named as additional defendants in an Amended Complaint and Petition for Appraisal ("Amended Complaint") in a lawsuit filed in the Delaware Court of Chancery. The lawsuit against WildBlue alleges, among other matters, that various of the former directors of WildBlue, including certain of our directors and officers, breached their fiduciary duty in connection with their approval of a recapitalization of WildBlue in July 2008, and that USA Sales aided and abetted such alleged breach. WildBlue is a broadband internet service access provider via satellite in the continental United States. USA Sales owned approximately 28% of WildBlue before selling its interest to Viasat in a non-cash transaction in December 2009. WildBlue is now a wholly-owned subsidiary of Viasat. The Amended Complaint seeks a statutory appraisal remedy under Delaware law. In addition, the plaintiffs are seeking unspecified monetary and rescissory damages against the defendants. USA Sales and our officers and directors named in the suit are vigorously defending the claims, and we believe such defenses are meritorious. Given the status of the litigation, neither a range nor an estimate of loss can be made at this time.

Note 16    Contingencies

(a) Insurance

As of December 31, 2010, the majority of our in-orbit satellites were uninsured. Of the insured satellites, one was covered by an insurance policy with substantial exclusions or exceptions to coverage for failures of specific components identified by the underwriters as at risk for possible failure ("Significant Exclusion Policies"). The Significant Exclusion Policies reduce the probability of an insurance recovery in the event of a loss on this satellite. Galaxy 13/Horizons-1, which was placed in service in January 2004 and is insured by a policy with an exclusion for XIPS related anomalies, continues to have XIPS available as its primary propulsion system. It also has a bi-propellant fuel system currently in use, with sufficient bi-propellant fuel to maintain station-kept orbit until approximately January 2019.

An uninsured failure of one or more satellites could have a material adverse effect on our financial condition and results of operations. In addition, higher premiums on insurance policies would increase our costs, thereby reducing income from operations by the amount of such increased premiums.

(b) Litigation and Claims

We are subject to litigation in the ordinary course of business. Management does not believe that the resolution of any pending proceedings would have a material adverse effect on our financial position or results of operations.

(c) LCO Protection

Most of the customer service commitments entered into prior to our privatization were transferred to us pursuant to novation agreements. Certain of these agreements contain provisions, including provisions for lifeline connectivity obligation ("LCO") protection, which constrain our ability to price services in some circumstances. Our LCO contracts require us to provide customers with the right to renew their service commitments covered by LCO contracts at prices no higher than the prices charged for those services on the privatization date. Under some circumstances, we may also be required by an LCO contract to reduce the price for a service commitment covered by the contract. LCO protection may continue until July 18, 2013. As of December 31, 2010, we had approximately $116.7 million of backlog covered by LCO contracts and to date we have not been required to reduce prices for our LCO-protected service commitments. There can be no assurance that we will not be required to reduce prices in the future under our LCO commitments.

(d) Launch Service Providers

One of our launch service providers, Sea Launch Company L.L.C. ("Sea Launch"), with which we have contracted for the future launch of three satellites, and have options for the launch of two additional satellites, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in June 2009. In July 2010, the applicable bankruptcy court approved Sea Launch's reorganization plan and Sea Launch emerged from Chapter 11 proceedings on October 27, 2010.